COMMERCIAL PAPER DEALER AGREEMENT, dated as of July 29, 1998, among SOTHEBY'S, INC., a New York corporation (the "Issuer"), SOTHEBY'S HOLDINGS, INC., a corporation organized under the laws of the Michigan (the "Guarantor"), and CHASE SECURITIES INC., a Delaware corporation ("CSI").

     The Issuer intends to issue short-term notes pursuant to Section 3(a)(3) of the Securities Act of 1933 (the "1933 Act").

         The Guarantor has agreed to unconditionally and irrevocably guarantee payment in full of the principal and interest (if any) on all such notes of the Issuer, pursuant to the guarantee, dated November 27, 1996, in the form of Exhibit A hereto (the "Guarantee").

         The Issuer and the Guarantor desire to enter into this Agreement with CSI in order to provide for the offer and sale of such notes in the manner described herein, and to provide certain assurances in connection therewith.

         The parties hereto, in consideration of the premises and mutual covenants herein contained, agree as follows:


1.       Definitions.
         -----------

         "Business Day" shall mean any day other than a Saturday or Sunday or a day when banks are authorized or required by law to close in New York City.

         "Company Information" shall mean the Offering Memorandum (defined below), together with, to the extent applicable, information provided by the Issuer or the Guarantor pursuant to Section 6(b) hereof.

         "DTC" shall mean the Depository Trust Company.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Issuing and Paying Agent" shall mean The Chase Manhattan Bank, N.A., the issuing and paying agent under the Issuing and Paying Agency Agreement, or any successor thereto.

         "Issuing and Paying Agency Agreement" shall mean the amended and restated issuing and paying agency agreement, dated as of September 14, 1992, among the Issuer and the Issuing and Paying Agent, as the same may from time to time be amended.

         "Notes" shall mean short-term promissory notes of the Issuer, substantially in the form of Annex A to the Issuing and Paying Agency Agreement in the case of certificated Notes, and represented by master notes substantially in the form of Annex B to the Issuing and Paying Agency Agreement in the case of book-entry Notes, issued by the Issuer from time to time pursuant to the Issuing and Paying Agency Agreement.

         "Offering Materials" shall mean the Offering Memorandum (defined below), any company information and any other offering materials concerning the Issuer and the Guarantor contemplated by Section 6 hereof, as such offering materials may be amended or supplemented from time to time with the prior written consent of the Issuer or the Guarantor.

         "Offering Memorandum" shall mean the offering memorandum with respect in the offer and sale of the Notes (including materials referred to therein or incorporated by reference therein), prepared in accordance with Section 6 hereof and provided to purchasers or prospective purchasers of the Notes, and including all amendments and supplements thereto which may be prepared from time to time in accordance with this Agreement.

         "Person" shall mean an individual, a corporation, a partnership, a trust, an association or any other entity.

         "SEC" shall mean the U.S. Securities and Exchange Commission, or any successor thereto.


2.   Issuance and Placement of Notes.
     -------------------------------

     (a) The Issuer hereby appoints CSI to act as the Issuer's placement agent in connection with the sale of the Notes in accordance with the terms hereof, and CSI hereby accepts such appointment. While (i) the Issuer has and shall have no obligation to permit CSI to purchase any Notes for its own account or to arrange for the sale of the Notes and (ii) CSI has and shall have no obligation to purchase any Notes for CSI's own account or to arrange for the sale of Notes, the parties agree that, as to any and all Notes which CSI may purchase or the sale of which CSI may arrange, such Notes will be purchased or sold by CSI in reliance on, the agreements, representations, warranties and covenants of the Issuer and the Guarantor contained herein and on the terms and conditions and in the manner provided for herein.

     (b) If the Issuer and CSI shall agree on the terms of the purchase of any Note by CSI or the sale of any Note arranged by CSI (including, but not limited to, agreement with respect to the date of issue, purchase price, principal amount, maturity and interest rate (in the case of interest-bearing Notes) or discount rate thereof (in the case of Notes issued on a discount basis), and appropriate compensation for CSI's services hereunder) pursuant to this Agreement, CSI shall confirm the terms of each such agreement promptly to the Issuer in CSI's customary form, which includes written confirmation of each purchase, setting forth the principal amounts, maturity and denominations of the Notes purchased and the applicable interest rate or discount, the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Issuing and Paying Agency Agreement, and payment for such Note shall be made in accordance with such Issuing and Paying Agency Agreement. The authentication and delivery of such Note by the Issuing and Paying Agent shall constitute the issuance of such Note by the Issuer. The Issuer shall deliver Notes signed by the Issuer and the Guarantor to the Issuing and Paying Agent, and instructions shall be delivered to the Issuing and Paying Agent to complete, authenticate and deliver such Notes in the manner prescribed in the Issuing and Paying Agency Agreement. CSI shall be entitled to compensation at such rates and paid in such manner as the Issuer and CSI shall from time to time agree upon and to reimbursement for CSI's reasonable out-of-pocket costs and expenses, including, but not limited to, reasonable fees and disbursements of counsel, in connection with the preparation of this Agreement and the transactions contemplated hereby.

     (c) The Notes may be issued either in physical bearer form or in book-entry form. Notes in book-entry form shall be represented by master notes registered in the name of a nominee of DTC and recorded in the book-entry system maintained by DTC. The Guarantee shall be, in the case of physical bearer Notes, evidenced on the face of the Notes and, in the case of book-entry Notes, evidenced on the related master notes. References to "Notes" in this Agreement shall refer to both physical and book-entry Notes unless the context otherwise requires. The Notes may be issued either at a discount or as interest-bearing obligations with interest payable at maturity in a stated amount.

     (d) Each Note purchased by, or the sale of which is arranged through, CSI hereunder shall (i) have a face amount of $100,000, or an integral multiple of $1,000 in excess thereof, (ii) have a maturity which is a Business Day not later than the 270th day next succeeding such Note's date of issuance and (iii) not contain any provision for extension, renewal or automatic "rollover".


3.   Representations and Warranties of the Issuer and the Guarantor.
     --------------------------------------------------------------

     (a) The Issuer represents and warrants as follows:

     (i) The Issuer is a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation and has the corporate power and authority to own its property, to carry on its business as presently being conducted, to execute and deliver this Agreement, the Issuing and Paying Agency Agreement, and the Notes, and to perform and observe the conditions hereof and thereof.

     (ii) Each of this Agreement and the Issuing and Paying Agency Agreement has been duly and validly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding agreement of the Issuer. The issuance and sale of Notes by the Issuer hereunder have been duly and validly authorized by the Issuer and, when delivered by the Issuing and Paying Agent as provided in the Issuing and Paying Agency Agreement, each Note will be the legal, valid and binding obligation of the Issuer.

     (iii) The Notes are exempt from the registration requirements of the 1933 Act by reason of Section 3(a)(3) thereof, and, accordingly, registration of the Notes under the 1933 Act will not be required. Qualification of an indenture with respect to the Notes under the Trust Indenture Act of 1939, as amended, will not be required in connection with the offer, issuance, sale or delivery of the Notes.

     (iv) The Issuer is not an "investment company" nor a "company controlled by and investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (v) No consent or action of, or filing or registration with, any governmental or public regulatory body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery or performance of this Agreement, the Issuing and Paying Agency Agreement or the Notes.

     (vi) Neither the execution and delivery by the Issuer of any of this Agreement, the Issuing and Paying Agency Agreement and the Notes, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Issuer, will (x) result in the creation or imposition of any mortgage, lien, or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer or (y) violate any of the terms of the Issuer's charter documents or by-laws, any contract or instrument to which the Issuer is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, to which the Issuer is subject or by which it or its property is bound.

     (vii) There are no actions, suits, proceedings, claims or governmental investigations pending or threatened against the Issuer or any persons who control the Issuer (within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act) or to which any property of the Issuer is subject, which are reasonably likely to result in a material adverse change in the condition (financial or otherwise) of the Issuer, or materially prevent or interfere with, or materially and adversely affect the Issuer's execution, delivery or performance of, any of this Agreement, the Issuing and Paying Agency Agreement and the Notes.

     (viii) The Offering Materials do not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

     (b) The Guarantor represents and warrants as follows:

     (i) The Guarantor is a duly organized and validly existing corporation in good standing under the laws of the Michigan and has the corporate power and authority to own its property, to carry on its business as presently being conducted, to execute and deliver this Agreement and the Guarantee, and to perform and observe the conditions hereof and thereof.

     (ii) Each of this Agreement and the Guarantee has been duly and validly authorized, executed and delivered by the Guarantor and constitutes the legal, valid and binding agreement of the Guarantor.

     (iii) The Notes are exempt from the registration requirements of the 1933 Act by reason of Section 3(a)(3) thereof, and, accordingly, registration of the Guarantee under the 1933 Act and qualification of an indenture under the Trust Indenture Act of 1939, as amended, will not be required with respect to the Guarantee in connection with the offer, issuance, sale or delivery of the Notes.

     (iv) The Guarantor is not an "investment company" or a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (v) No consent or action of, or filing or registration with, any governmental or public regulatory body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery or performance of this Agreement or the Guarantee.

     (vi) Neither the execution and delivery by the Guarantor of any of this Agreement and the Guarantee, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Guarantor, will (x) result in the creation or imposition of any mortgage, lien, or encumbrance of any nature whatsoever upon any of the properties or assets of the Guarantor or (y) violate any of the terms of the Guarantor's charter documents or by-laws, any contract or instrument to which the Guarantor is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, to which the Guarantor is subject or by which it or its property is bound.

     (vii) There are no actions, suits, proceedings, claims or governmental investigations pending or threatened against the Guarantor or any persons who control the Guarantor (within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act) or to which any property of the Guarantor is subject, which are reasonably likely to result in a material adverse change in the condition (financial or otherwise) of the Guarantor, or materially prevent or interfere with, or materially and adversely affect the Guarantor's execution, delivery or performance of, any of this Agreement, the Issuing and Paying Agency Agreement and the Guarantee.

     (viii) The Offering Materials do not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

     (c) Each issuance of Notes by the Issuer shall be deemed a representation and warranty by each of the Issuer and the Guarantor (as to itself) to CSI, as of the date thereof, that, both before and after giving effect to such issuance,
(i) the respective representations and warranties of the Issuer and the Guarantor set forth in Sections 3(a) and 3(b) hereof remain true and correct on and as of such date as if made on and as of such date (except to the extent such representations and warranties expressly relate solely to an earlier date); (ii) the corporate resolutions and certificates of incumbency referred to in Section 5 hereof remain accurate and in full force and effect; (iii) since the date of the most recent Offering Materials, there has been no material adverse change in the financial condition or operations of the Issuer or of the Guarantor which has not been disclosed to CSI in writing; and (iii) neither the Issuer nor the Guarantor is in default of any of its obligations hereunder, under the Guarantee, the Issuing and Paying Agency Agreement or under any Note.


4.       Covenants and Agreements of the Issuer and the Guarantor.
         --------------------------------------------------------

         (a) Each of the Issuer and the Guarantor agrees that, without the prior written consent of CSI, it shall not permit to become effective any amendment, supplement, waiver or consent to or under the Issuing and Paying Agency Agreement or the Guarantee. The Issuer shall give to CSI, at least 25 Business Days prior to the proposed effective date thereof, notice of any proposed amendment, supplement, waiver or consent under the Issuing and Paying Agency Agreement. The Issuer shall provide to CSI, promptly after the same is executed, a copy of any amendment, supplement or written waiver or consent covered by the notice requirements of this Section 4(a). The Issuer further agrees to furnish prior written notice to CSI, as soon as possible (and where practicable at least 30 Business Days) prior to the effective date thereof, of any proposed resignation, termination or replacement of the Issuing and Paying Agent.

         (b) Each of the Issuer and the Guarantor shall, whenever there shall occur any change in its financial condition or any development or occurrence in relation to it that would be material to the holders of Notes or potential holders of Notes, promptly, and in any event prior to any subsequent issuance of Notes, notify CSI (by telephone, confirmed in writing) of such change, development or occurrence.

         (c) Each of the Issuer and the Guarantor covenants and agrees with CSI that it will promptly furnish to CSI a copy of any notice, report or other information, relating to the rating of the Notes delivered to or from rating agencies then rating the Notes.

         (d) The proceeds of the Notes will be used by the Issuer for "current transactions" within the meaning of Section 3(a)(3) of the 1933 Act.

         (e) The Issuer agrees promptly from time to time to take such action as CSI may reasonably request to qualify the Notes for offering and sale under the laws of such jurisdictions as CSI may request and to comply with such laws so as to permit the continuance of sales and resales therein for as long as may be necessary to complete the transactions contemplated hereby, provided that in connection therewith the Issuer shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction other than consent to service of process under such state securities laws. The Issuer also agrees to reimburse CSI for any reasonable costs incurred in so qualifying such Notes.


5.       Conditions Precedent.
         --------------------

         At or promptly after the execution of this Agreement, and as conditions precedent to any obligations of CSI hereunder, there shall have been furnished to CSI, in form and substance satisfactory to CSI:

         (i)   a copy of the executed Issuing and Paying Agency Agreement;

         (ii)  a copy of the Guarantee;

         (iii) a certified copy of resolutions duly adopted by the Board of Directors of the Issuer authorizing and approving the transactions contemplated hereby, and a certified copy of resolutions duly adopted by the Board of Directors of the Guarantor authorizing and approving the Guarantee;

         (iv) a certificate of incumbency showing the officers and other representatives of the Issuer authorized to execute Notes and to give instructions concerning the issuance of Notes, and a certificate of incumbency showing the officers of the Guarantor authorized to execute the Guarantee;

         (v) an opinion of counsel to the Issuer addressed to CSI as to the matters set forth in subsections (i)-(vii) of Section 3(a) above an opinion of counsel to the Guarantor addressed to CSI as to the matters set forth in subsections (i)-(vii) of Section 3(b) above and, in each case, as to such other matters as CSI may reasonably request;

         (vi)  a  copy  of  the  Offering  Materials,   including  the  Offering
Memorandum, approved in writing by the Issuer and the Guarantor;

         (vii) true and correct copies of any documents relating to the Notes executed by the Issuer, the Guarantor and DTC; and

         (viii) in connection with issuance of Notes in book-entry form, a copy of the master note(s) evidencing such Notes.

6.       Disclosure.
         ----------

         (a) The Issuer and the Guarantor understand that, in connection with the offer and sale of the Notes, from time to time Offering Materials and any other Company Information approved by the Company or the Guarantor for dissemination to purchasers or potential purchasers of the Notes will be prepared relating to the Issuer and the Guarantor, which may be distributed to the CSI's sales personnel and to purchasers and prospective purchasers of the Notes. To provide a basis for the preparation of such Offering Materials and to assist in CSI's ongoing credit review procedures and sale of the Notes, each of the Issuer and the Guarantor agrees to furnish to CSI, as these items become available, (i) its most recent report on Forms 10-Q and 10-K filed with the SEC and each report filed on Form 8-K filed by the Guarantor with the SEC since the most recent Form 10-K, (ii) its most recent annual audited financial statements and annual and interim financial statements prepared subsequent thereto, if not included in item (i) above, to the extent made publicly available, and (iii) its affiliates' other publicly available recent reports, including, but not limited to, any publicly available filings or reports provided to their respective shareholders, any national securities exchange or any rating agency, and any information generally supplied in writing to securities analysts, (iv) research reports prepared by any brokerage house or rating agency with respect to the Issuer or the Guarantor, (v) any other information or disclosure prepared pursuant to Section 6(f) hereof, and (vi) any other information or document prepared or approved by the Issuer or the Guarantor for dissemination to purchasers or potential purchasers of the Notes. In addition, each of the Issuer and the Guarantor shall provide CSI with such other information as CSI may reasonably request (under an appropriate confidentiality agreement) for the purpose of its ongoing credit review of the Issuer and the Guarantor.

         (b) Each of the Issuer and the Guarantor recognizes that the accuracy and completeness of the Offering Materials are dependent upon the accuracy and completeness of the information obtained by CSI and, subject to Section 6(d) and
Section 7 hereof, CSI shall not be responsible for any inaccuracy in any Offering Materials. CSI agrees that prior to the distribution of any Offering Materials, CSI will provide the Issuer or the Guarantor with a copy thereof for their respective approval. Each of the Issuer and the Guarantor agrees to notify CSI in writing, within fourteen (14) business days of receipt of any Offering Materials submitted for review, of its approval or disapproval of any Offering Materials. Any such approval by the Issuer or the Guarantor shall be deemed to be a representation by it that the Offering Materials so approved do not contain an untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         (c) Each of the Issuer and the Guarantor represents and warrants to CSI that its financial statements delivered or to be delivered to CSI in accordance with this Section 6 are or will be in accordance with generally accepted accounting principles and practices in effect in the United States, on the date such statements were or will be prepared and fairly do or will present its financial condition and operations at such date and the results of its operations for the period then ended.

         (d) Each of the Issuer and the Guarantor further agrees to notify CSI promptly upon the occurrence of (i) any event that would render any material fact contained in its most recent financial reports, as submitted to CSI, untrue or misleading, or (ii) any event relating to or affecting it that would cause the Offering Materials then in use to include an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. In such event, each of the Issuer and the Guarantor agrees to supply CSI promptly with such information as will correct such untrue or misleading statement or such omission.


7.       Indemnification.
         ---------------

         (a) The Issuer and the Guarantor, jointly and severally, hereby agree to indemnify CSI and its affiliates, their respective directors, officers, employees, and agents, and each person who controls CSI or its affiliates within the meaning of the 1933 Act or the Exchange Act and any successor thereto (CSI and each such person being an "Indemnified Person") from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Person may become subject under any applicable federal or state law, or otherwise, related to or arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or in any information (whether oral or written) or documents furnished or made available by the Issuer or the Guarantor to offerees of the Notes or any of their representatives or the omission or the alleged omission to state therein a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (ii) any matter or transaction contemplated by this Agreement or by the engagement of CSI pursuant to, and the performance by CSI of the services contemplated by, this Agreement and shall promptly reimburse any Indemnified Person for all out-of-pocket expenses (including, but not limited to, reasonable fees and disbursements of counsel), as they are incurred, in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Person is a party, provided, however, that, with respect to (ii) herein, neither the Issuer nor the Guarantor shall be liable in any such case to the extent such loss, claim, damage or liability is finally judicially determined to have resulted from an Indemnified Person's gross negligence or willful misconduct or, with respect to
(i) the Issuer shall not be liable for information furnished by the Placement Agent expressly for inclusion in the Offering Memorandum, as set forth in the sections thereof entitled "Chase Securities Inc. and Affiliates" and "Additional Information."

         (b) Promptly after receipt by an Indemnified Person under this Section 7 of notice of any claim or the commencement of any action, the Indemnified Person shall, if a claim in respect thereof is to be made under this Section 7, notify the Issuer and the Guarantor in writing of the claim or the commencement of that action; provided, however, that the failure to notify either or both of the Issuer and the Guarantor shall not relieve either of them from any liability that it may have under this Section 7 except up to the extent of any actual prejudice suffered by it as a result of such failure; and, provided, further, that in no event shall the failure to notify either or both of the Issuer and the Guarantor relieve either of them from any liability that it may have to an Indemnified Person otherwise than under this Section 7. If any such claim or action shall be brought against an Indemnified Person, and it shall notify the Issuer and the Guarantor thereof, the Issuer and the Guarantor shall be entitled to participate therein and, to the extent that either of them wishes, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person. After notice from the Issuer or the Guarantor to the Indemnified Person of the election of the Issuer or the Guarantor to assume the defense of such claim or action, neither of them shall be liable to the Indemnified Person under this Section 7 for any legal or other expenses subsequently incurred by the Indemnified Person in connection with the defense thereof other than reasonable costs of investigation. Neither the Issuer nor the Guarantor shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld).

         (c) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is for any reason unavailable or insufficient to hold harmless an Indemnified Person, other than as expressly provided above, the Issuer and the Guarantor, on the one hand, and CSI on the other, shall contribute to the aggregate costs of satisfying such liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantor, on the one hand, and CSI, on the other hand. The relative benefits received by the Issuer and the Guarantor on the one hand and CSI on the other with respect to such offering shall be deemed to be in the same proportion as the aggregate proceeds to the Issuer of the Notes sold pursuant hereto (before deducting expenses) bear to the aggregate commissions and fees earned by CSI hereunder. The Issuer, the Guarantor and CSI agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an Indemnified Person as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7(c), but not be limited to, any fees and disbursements of counsel, reasonably incurred by an Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(c), to the extent permitted by law, the aggregate of all amounts paid by CSI pursuant to the foregoing shall not exceed the aggregate of the commissions and fees earned by CSI hereunder.

         (d) The obligations of the Issuer and the Guarantor in this Section 7 are in addition to any other liability that either or both of them may otherwise have.

         (e) The provisions of this Section 7 shall survive the termination of this Agreement.


8.       Choice of Forum.
         ---------------

     Each of the Issuer and the Guarantor agrees that any suit, action or proceeding brought by either or both of them against CSI, in connection with or arising out of this Agreement, , instrument or document entered into in connection with this Agreement, or the offer and sale of the Notes shall be brought solely in the Federal courts located in the Borough of Manhattan or the courts of the State of New York located in the Borough of Manhattan.


9.       Notices.
         -------

     All notices required under the terms and provisions hereof shall be in writing, delivered by hand, by mail (postage prepaid), or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

         If to the Issuer:

         Sotheby's, Inc.
         1334 York Avenue
         New York, New York  10021
         Attention:        John S. Brittain, Jr.
         Fax No.: 212-508-8079


         If to the Guarantor:

         Sotheby's, Inc.
         1334 York Avenue
         New York, New York  10021
         Attention:        John S. Brittain, Jr.
         Fax No.: 212-508-8079


         If to CSI:

         Chase Securities Inc.
         270 Park Avenue, 9th Floor
         New York, New York 10017
         Attention:  Commercial Paper Department
         Fax No.:  212-834-6560


or, if to any of the foregoing parties or their successors, at such other address as such party or successor may designate from time to time by notice duly given in accordance with the terms of this Section 9 to the other party hereto.


10.      Entire Agreement.
         ----------------

         This Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements and understandings between the parties including the amended and restated letter agreement dated October 10, 1989.


11.      Amendment and Termination; Successors; Counterparts.
         ---------------------------------------------------

         (a) The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument signed by both parties hereto. The Issuer or CSI may terminate this Agreement upon at least 30 days' written notice to the other, provided that such termination shall not affect the obligations of the parties hereunder with respect to Notes unpaid at the time of such termination or with respect to actions or events occurring prior to such termination.

         (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither the Issuer nor the Guarantor may assign, either in whole or in part, any of its rights or obligations under this Agreement without the prior written consent of CSI, and any such assignment without such consent shall be null and void. CSI may assign or transfer, either in whole or in part, any of its rights or obligations under this Agreement to any affiliate of CSI, upon at least 30 days' prior written notice to the Issuer and the Guarantor.

         (c) This Agreement may be executed in several counterparts, each of which shall be deemed an original hereof.



12.      Captions.
         --------

         The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.


13.      Severability of Provisions.
         --------------------------

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity of such provisions in any other jurisdiction.


14.      Governing Law.
         -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

                                                   SOTHEBY'S INC.

                                                   By: /s/ John S. Brittain, Jr.
                                                   Name: John S. Brittain, Jr.
                                                   Title: SVP & Treasurer


                                                   SOTHEBY'S HOLDINGS, INC.

                                                   By: /s/ John S. Brittain, Jr.
                                                   Name: John S. Brittain, Jr.
                                                   Title: SVP & Treasurer

                                                   CHASE SECURITIES INC.

                                                   By: /s/ Eugen Pickens
                                                   Name: Eugene Pickens
                                                   Title: Vice President